UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                --------------


                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) August 24, 1998

                       COMMONWEALTH BIOTECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)

         Virginia
     (State or Other                                         56-1641133
     Jurisdiction of               001-13467                (IRS Employer
      Incorporation)        (Commission File Number)     Identification No.)


      911 East Leigh Street, Suite G-19, Richmond, Virginia         23219
           (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code:   (804) 648-3820


                                      N/A
        (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events.

      On August 24, 1998, Gregory A. Buck. Ph.D., who had served as the Senior Vice-President, Chief Scientific Officer, Secretary and a Director of the Company, submitted his resignation as a director, officer and employee of the Company. Dr. Buck has worked for the Company for the past twelve months while on leave of absence from Virginia Commonwealth University. He has elected to pursue his academic interests and to terminate his affiliation with the Company in order to do so.

Item 7.  Financial Statements and Exhibits.

      (a)   Financial Statements of Businesses Acquired.

                Not applicable.

      (b)   Pro Forma Financial Information.

                Not applicable.

      (c)   Exhibits.

                Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              COMMONWEALTH BIOTECHNOLOGIES, INC.



                              By:   /s/ Robert B. Harris, Ph.D.
                                    ---------------------------
                                    Robert B. Harris, Ph.D.
                                    President







August 26, 1998